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                            REGISTRATION RIGHTS AGREEMENT



BETWEEN: ATHENA MEDICAL CORPORATION, a Nevada corporation ("Athena");

AND:          __________________________________, a ____________________________
         ("Holder").

DATED:   ____________________, 1996


R E C I T A L:

    Athena has issued to Holder a Purchase Warrant Certificate exercisable to purchase _________ shares of the common stock of Athena (the "Warrant"). The Warrant provides that the parties will enter into a registration rights agreement.


A G R E E M E N T:

1.  DEFINITIONS.

    1.1 The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended ("the 1933 Act"), and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC").

    1.2 The term "Registrable Securities" means the shares of the common stock of Athena (the "Common Stock") issued pursuant to the Warrant, and any Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares of Common Stock. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when: (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them; or (b) they are transferred pursuant to Rule 144 (or any successor provision then in force) under the 1933 Act.

    1.3 The term "Prospectus" means the prospectus included in a registration statement, and any such prospectus as amended or supplemented by any prospectus supplement, including post-effective amendments, and in each case including all material incorporated by reference therein.

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2.  REGISTRATION RIGHTS.

    2.1 REGISTRATION ON FORM S-2. Athena shall prepare and file a registration statement on Form S-2 to include all Registrable Securities not later than March 29, 1996, and shall exert all appropriate and reasonable efforts to cause the registration statement to be declared effective by the SEC at the earliest practicable date thereafter. It is understood that the Form S-2 registration statement will also include shares of Common Stock held by other Athena shareholders, option holders and/or warrant holders, and that the shares registered thereby will not be underwritten. Athena agrees to keep the registration statement effective for at least an ___-month period following its effective date, or until all Registrable Securities are sold by Holder, whichever is earlier.

    2.2 LIMITATION ON SALES. Holder agrees that, during the period that the registration statement is effective, Holder shall not sell in any single trading day more than _______ Registrable Securities. If Athena's Prospectus is not in compliance with the 1933 Act at any time while the registration statement is effective, Athena shall take reasonably prompt action to update the Prospectus to comply with the 1933 Act, and Holder shall not conduct any trading until the Prospectus is updated.

3.  OTHER OBLIGATIONS OF ATHENA.

    3.1 Athena shall furnish to Holder such reasonable number of copies of the Prospectus, in conformity with the requirements of the 1933 Act, and any amendments or supplements thereto, as Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by Holder.

    3.2 Athena shall notify Holder, at any time when the Prospectus covered by the registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly file such amendments and supplements which may be required on account of such event and use all appropriate and reasonable efforts to cause each such amendment and supplement to become effective.

4. INFORMATION. It shall be a condition precedent to the obligations of Athena to take any action pursuant to this Agreement that Holder shall furnish to Athena such information regarding Holder, the Registrable Securities held by Holder, and the intended method of disposition of such securities as shall be required to effect the registration of Holder's Registrable Securities.

5. EXPENSES OF REGISTRATION. All expenses (other than commissions, transfer taxes, if any, and fees and disbursements of counsel to Holder, if any) relating to Registrable

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Securities incurred in connection with their registration pursuant to this
Agreement, including without limitation all registration, filing and qualification fees, printing and accounting fees, and fees and disbursements of counsel for Athena, shall be borne by Athena.

6. INDEMNIFICATION. With respect to Registrable Securities included in a registration statement under this Agreement:

    6.1 ATHENA INDEMNIFICATION. To the extent permitted by law, Athena shall indemnify and hold harmless Holder against any losses, claims, damages or liabilities (joint or several) to which Holder may become subject under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation") by Athena:

         (a) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final Prospectus contained therein or any amendments or supplements thereto;

         (b) the omission therein of a material fact required to be stated therein or necessary to make the statements therein not misleading; or

         (c) any violation of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any applicable state securities law in connection therewith.

    The indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior consent of Athena (which consent shall not be unreasonably withheld), nor shall Athena be liable to Holder in any such case for any such loss, claim, damage, liability or action: (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by or on behalf of Holder; or (ii) in the case of a sale directly by Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by Holder to engage in a distribution solely on behalf of Holder), if such untrue statement or omission was corrected in a final or amended Prospectus, and Holder failed to deliver a copy of the final or amended Prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person (or their successor) asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act; and provided, further, that the indemnification obligation of Athena shall, to the extent permitted by law, be limited to the aggregate offering price of the Registrable Shares sold by Holder pursuant to such registration.

    6.2 HOLDER INDEMNIFICATION. To the extent permitted by law, Holder shall indemnify and hold harmless Athena, each of its directors, each of its officers who have signed the

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registration statement, each person, if any, who controls Athena within the meaning of the 1933 Act, each agent and any underwriter for Athena, and each holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which Athena or any such director, officer, controlling person, agent, underwriter, holder, or holder's director, officer, partner, agent, employee or controlling person may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation by Holder, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by or on behalf of Holder expressly for use in connection with such registration.

    The indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior consent of Holder (which consent shall not be unreasonably withheld); and provided, further, that the indemnification obligation of Holder shall be limited to the aggregate public offering price of the Registrable Securities sold by Holder pursuant to such registration.

    6.3 NOTICE, DEFENSE AND COUNSEL. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

    6.4 SURVIVAL OF RIGHTS AND OBLIGATIONS. The obligations of Athena and Holder under this Section 6 shall survive the completion of any offering of Registrable Securities in any registration statement.

    6.5 EFFECT ON OTHER DEALINGS. The indemnity provisions of this Section 6 apply only to the parties' relationship as issuer and warrant holder/shareholder respectively, and are not intended to waive, amend or extend any other rights, duties or dealings between them.

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7.  ASSIGNMENT OF REGISTRATION RIGHTS.  The right to cause Athena to register
Common Stock pursuant to this Agreement may not be assigned or transferred without the prior written consent of Athena.

8. AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Athena and of Holder.

9. TERMINATION OF REGISTRATION RIGHTS. Holder shall not be entitled to exercise any right provided for in this Agreement after three years following the date hereof.

10. ATTORNEYS' FEES. In the event any legal action is brought by any party to enforce the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses in addition to any other relief deemed appropriate by the trial court or any appellate court.

11. SUCCESSORS. Subject to Section 7 above, this Agreement shall be binding on and operate to the benefit of the successors and permitted assigns of Athena and Holder.

12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all prior arrangements or understandings other than the Warrant.

13. NOTICES. Any notice or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when personally delivered to a party or 24 hours after deposit in the United States Mail, first class postage prepaid by both first class and certified mail, return receipt requested, or 24 hours after delivery to a recognized national overnight carrier, with overnight shipping charges paid, and addressed to such party as follows:

    If to Athena:            Athena Medical Corporation
                             10180 SW Nimbus Avenue, Suite J-5
                             Portland, OR  97223
                             Attn:  William H. Fleming, President

    with a copy to:          Kenneth A. Williams
                             Hagen, Dye, Hirschy & DiLorenzo, P.C.
                             One SW Columbia, Suite 1900
                             Portland, OR  97258

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    If to Holder:            ________________________________
                             ________________________________
                             ________________________________
                             Attn: _____________________

or such other address as a party may specify by a notice in writing, given in the same manner.

14. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

15. CAPTIONS. The captions heading the sections and subsections of this Agreement are inserted for convenience of reference only, and are not to be used to define, limit, construe or describe the scope or intent of any term, provision, section or subsection of this Agreement.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Oregon, without reference to conflict of laws principles thereunder. All disputes relating to this Agreement shall be tried before federal or state courts located in Multnomah County, Oregon, to the exclusion of all other courts that might have jurisdiction.


EXECUTED by the parties as of the date first written above.


____________________________________   ATHENA MEDICAL CORPORATION



By: ________________________________   By: _________________________________
    ______________________, _________      William H. Fleming, President

                HOLDER                             ATHENA


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